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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 2006

                          ADM TRONICS UNLIMITED, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                     000-17629               22-1896032
         --------                     ---------               ----------
(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)            Identification No.)


              224 South Pegasus Avenue, Northvale, New Jersey 07647
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (201) 767-6040
                                 --------------
                          Registrant's Telephone Number


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).





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Item 8.01. Other Events.

         On October 19, 2006, Ivivi Technologies, Inc. ("Ivivi"), a majority-owned subsidiary of ADM Tronics Unlimited, Inc., issued a press release pursuant to which Ivivi announced the pricing of its initial public offering of 2,500,000 shares of its common stock at a price to the public of $6.00 per share.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1                       Press Release dated October 19, 2006


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADM Tronics Unlimited, Inc.



                                            By: /s/ Andre' DiMino
                                                -----------------------
                                            Name:  Andre' DiMino
                                            Title:  President

Dated: October 19, 2006